UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 20, 2007
Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: EXTENSION NOTICE
EX-99.2: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.3: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.4: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.5: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.6: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.7: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.8: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.9: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.10: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.11: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.12: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.13: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.14: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.15: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.10: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.17: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.18: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.19: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.20: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.21: ACCEPTANCE OF REQUEST FOR EXTENSION
EX-99.22: NOTICE OF CLOSING

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On January 20, 2007, the maturity date of and the commitments under Aetna Inc.’s (“Aetna’s”) Amended and Restated Five-Year Credit Agreement dated as of January 20, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) were extended by one year. The Credit Agreement will now expire on January 20, 2012. JPMorgan Chase Bank, N.A. is the administrative agent under the Credit Agreement.
A copy of Aetna’s request for extension is filed as Exhibit 99.1 hereto. Copies of the acceptance of Aetna’s request for extension by each lender under the Credit Agreement are filed as Exhibits 99.2 through 99.21 hereto. A copy of the notice of closing confirming the effectiveness of the extension of the maturity date of and the commitments under the Credit Agreement is filed as Exhibit 99.22 hereto. Each of those Exhibits is hereby incorporated in this Item 1.01 by reference.
The administrative agent and certain of the lender parties to the Credit Agreement perform normal banking, investment banking and/or advisory services for Aetna and its affiliates from time to time for which they have received customary fees and expenses.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.03.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Extension Notice

99.2	Acceptance of Request for Extension from JPMorgan Chase Bank, N.A.

99.3	Acceptance of Request for Extension from Bank of America, N.A.

99.4	Acceptance of Request for Extension from Citibank N.A.

99.5	Acceptance of Request for Extension from Deutsche Bank AG

99.6	Acceptance of Request for Extension from Wachovia Bank, National Association

99.7	Acceptance of Request for Extension from Credit Suisse

99.8	Acceptance of Request for Extension from Morgan Stanley Bank

99.9	Acceptance of Request for Extension from The Bank of Tokyo-Mitsubishi UFJ, Ltd.

99.10	Acceptance of Request for Extension from UBS Loan Finance LLC

99.11	Acceptance of Request for Extension from William Street Commitment Corporation

99.12	Acceptance of Request for Extension from Barclays Bank PLC

99.13	Acceptance of Request for Extension from National City Bank

99.14	Acceptance of Request for Extension from State Street Bank

99.15	Acceptance of Request for Extension from The Bank of New York

99.16	Acceptance of Request for Extension from Greenwich Capital Markets, Inc.

99.17	Acceptance of Request for Extension from Fifth Third Bank

99.18	Acceptance of Request for Extension from LaSalle Bank National Association

99.19	Acceptance of Request for Extension from PNC Bank, National Association

99.20	Acceptance of Request for Extension from Webster Bank, National Association

99.21	Acceptance of Request for Extension from U.S. Bank National Association

99.22	Notice of closing from the administrative agent dated January 20, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.

Date: January 24, 2007	By: /s/ Ronald M. Olejniczak

Name: Ronald M. Olejniczak
Title: Vice President and Controller

Exhibit
Number	Description
99.1	Extension Notice

99.2	Acceptance of Request for Extension from JPMorgan Chase Bank, N.A.

99.3	Acceptance of Request for Extension from Bank of America, N.A.

99.4	Acceptance of Request for Extension from Citibank N.A.

99.5	Acceptance of Request for Extension from Deutsche Bank AG

99.6	Acceptance of Request for Extension from Wachovia Bank, National Association

99.7	Acceptance of Request for Extension from Credit Suisse

99.8	Acceptance of Request for Extension from Morgan Stanley Bank

99.9	Acceptance of Request for Extension from The Bank of Tokyo-Mitsubishi UFJ, Ltd.

99.10	Acceptance of Request for Extension from UBS Loan Finance LLC

99.11	Acceptance of Request for Extension from William Street Commitment Corporation

99.12	Acceptance of Request for Extension from Barclays Bank PLC

99.13	Acceptance of Request for Extension from National City Bank

99.14	Acceptance of Request for Extension from State Street Bank

99.15	Acceptance of Request for Extension from The Bank of New York

99.16	Acceptance of Request for Extension from Greenwich Capital Markets, Inc.

99.17	Acceptance of Request for Extension from Fifth Third Bank

99.18	Acceptance of Request for Extension from LaSalle Bank National Association

99.19	Acceptance of Request for Extension from PNC Bank, National Association

99.20	Acceptance of Request for Extension from Webster Bank, National Association

99.21	Acceptance of Request for Extension from U.S. Bank National Association

99.22	Notice of closing from the administrative agent dated January 20, 2007